EXHIBIT 99.16
                                -------------

                            Collateral Term Sheet.

Global Structured Finance                                   Feb 15, 2005 09:57

                                  CWMBS 05-11
                         Group 3 - Investor Properties
                           Collateral Summary Report
==============================================================================

------------------------------------
General Pool Characteristics
------------------------------------
Pool Size: $32,874,138.38
Total Orig. Bal.: $32,905,121.80
Loan Count: 161
Cutoff Date: 2005-02-01
Avg. Cut-Off Balance: $204,187.19
Avg. Orig. Balance: $204,379.64
W.A. FICO: 722
W.A. Orig. LTV: 72.48%
W.A. Gross Coupon: 2.5579%
W.A. Net Coupon: 2.1611%
W.A. Servicing Fee: 0.3750%
W.A. Trustee Fee: 0.0090%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 359.5 months
% OLTV over 80: 1.47%
% OLTV over 100: 0.00%
% with PMI: 1.47%
% OLTV over 80 with PMI: 100.00%
W.A. MI Adjusted COLTV: 72.11%
% Second Lien: 0.00%
% with Prepay Penalty: 31.57%
Max. Zipcode Conc.: 2.70%
------------------------------------


----------------------------------------
Original Balance            Percent
----------------------------------------
1 - 100,000                   6.53%
100,001 - 200,000             25.16
200,001 - 300,000             31.81
300,001 - 400,000             22.60
400,001 - 500,000              5.17
500,001 - 600,000              8.73
----------------------------------------
Total:                      100.00%
----------------------------------------
Average: $204,379.64
Lowest: $24,000.00
Highest: $600,000.00
----------------------------------------


----------------------------------------
Coupon                      Percent
----------------------------------------
1.375                        53.51%
2.125                         20.27
4.125                          0.35
4.250                          1.47
4.750                          0.75
4.875                          0.54
5.000                          1.07
5.125                          0.83
5.250                          0.89
5.375                         15.56
5.500                          0.48
5.625                          1.72
5.875                          2.56
----------------------------------------
Total:                      100.00%
----------------------------------------
W.A.: 2.558
Lowest: 1.375
Highest: 5.875
----------------------------------------


----------------------------------------
Credit Score                Percent
----------------------------------------
over 741                     33.46%
721 - 740                     17.67
701 - 720                     13.55
681 - 700                     18.64
661 - 680                     11.58
641 - 660                      4.19
581 - 600                      0.91
----------------------------------------
Total:                      100.00%
----------------------------------------
W.A.: 722
Lowest: 600
Highest: 822
----------------------------------------


----------------------------------------
Product Type                 Percent
----------------------------------------
1MO COFI                     100.00%
----------------------------------------
Total:                       100.00%
----------------------------------------


----------------------------------------
Index                        Percent
----------------------------------------
1MO COFI                     100.00%
----------------------------------------
Total:                       100.00%
----------------------------------------


----------------------------------------
Lien Position                Percent
----------------------------------------
1                            100.00%
----------------------------------------
Total:                       100.00%
----------------------------------------


----------------------------------------
Loan Purpose                 Percent
----------------------------------------
Purchase                      51.81%
R/T Refi                       24.15
C/O Refi                       24.04
----------------------------------------
Total:                       100.00%
----------------------------------------


----------------------------------------
Property Type                Percent
----------------------------------------
Single Family                 44.37%
2-4 Family                     22.67
PUD                            19.50
Condominium                    13.46
----------------------------------------
Total:                       100.00%
----------------------------------------


----------------------------------------
State                        Percent
----------------------------------------
California                    41.44%
Nevada                          9.98
New York                        7.15
New Jersey                      6.56
Texas                           5.77
Other                          29.10
----------------------------------------
Total:                       100.00%
----------------------------------------


----------------------------------------
Occupancy Status             Percent
----------------------------------------
Investor                     100.00%
----------------------------------------
Total:                       100.00%
----------------------------------------


----------------------------------------
Documentation                Percent
----------------------------------------
Reduced                       44.18%
Full                           38.93
Alternative                    16.89
----------------------------------------
Total:                       100.00%
----------------------------------------


----------------------------------------
Original LTV                 Percent
----------------------------------------
5.01 - 10.00                   0.07%
35.01 - 40.00                   1.82
40.01 - 45.00                   1.61
45.01 - 50.00                   0.89
50.01 - 55.00                   1.54
55.01 - 60.00                   2.96
60.01 - 65.00                   8.00
65.01 - 70.00                  22.43
70.01 - 75.00                  18.44
75.01 - 80.00                  40.77
85.01 - 90.00                   1.47
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 72.48%
Lowest: 7.08%
Highest: 90.00%
----------------------------------------


----------------------------------------
Original Term                Percent
----------------------------------------
360                          100.00%
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
----------------------------------------


----------------------------------------
Scheduled Remaining Term     Percent
----------------------------------------
355 - 360                    100.00%
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 359.5 months
Lowest: 356 months
Highest: 360 months
----------------------------------------


----------------------------------------
Cutoff Loan Age              Percent
----------------------------------------
0                             61.83%
1 - 3                          37.26
4 - 6                           0.91
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 0.475
Lowest: 0 months
Highest: 4 months
S.D.: 0.7 months
----------------------------------------


----------------------------------------
Prepay Term                  Percent
----------------------------------------
0                             68.43%
12                             10.80
36                             20.77
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 8.8 months
Lowest: 0 months
Highest: 36 months
----------------------------------------



----------------------------------------
Gross Margin                 Percent
----------------------------------------
1.550                          0.46%
2.150                           0.35
2.275                           1.69
2.775                           0.75
2.875                           0.87
2.950                           0.54
3.025                           4.07
3.050                           1.16
3.100                           0.77
3.125                           2.30
3.175                           1.31
3.200                           0.66
3.250                           0.30
3.275                           1.56
3.325                          29.89
3.350                           1.17
3.375                           0.75
3.425                           7.72
3.450                           0.48
3.475                           0.62
3.500                           4.27
3.525                           1.48
3.575                           4.43
3.625                           5.17
3.675                           0.89
3.700                           0.51
3.750                           0.98
3.800                           0.57
3.825                           7.12
3.900                           1.38
3.925                           1.69
3.950                           0.22
3.975                           2.42
4.000                           2.18
4.025                           0.99
4.075                           2.45
4.225                           2.97
4.325                           1.22
4.375                           0.18
5.850                           1.47
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 3.507%
Lowest: 1.550%
Highest: 5.850%
----------------------------------------


----------------------------------------
Initial Cap (ARMs)           Percent
----------------------------------------
0.000                        100.00%
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 0.000%
Lowest: 0.000%
Highest: 0.000%
----------------------------------------


----------------------------------------
Periodic Cap (ARMs)          Percent
----------------------------------------
0.000                        100.00%
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 0.000%
Lowest: 0.000%
Highest: 0.000%
----------------------------------------


----------------------------------------
Maximum Rate (ARMs)          Percent
----------------------------------------
9.850                          1.31%
9.950                          97.65
10.325                          1.04
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 9.953%
Lowest: 9.850%
Highest: 10.325%
----------------------------------------


----------------------------------------
Term to Roll (ARMs)          Percent
----------------------------------------
1 - 6                        100.00%
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 1.3 months
Lowest: 1 months
Highest: 4 months
----------------------------------------



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

Banc of America Securities LLC                                     Page 1 of 1